                                                            Exhibit No. EX-99.24

                            LIMITED POWER OF ATTORNEY
                                       FOR
                        SECTION 16 REPORTING OBLIGATIONS

     Know all by these presents, that the undersigned hereby makes,  constitutes and appoints each of Barbara J. Green, Steven Gray, David Goss, Jason Venner and
Bruce Bohan, , each acting  individually,  as the undersigned's  true and lawful attorney-in-fact,  with full power and  authority  as  hereinafter  described on behalf of and in the name, place and stead of the undersigned to:

     1.  prepare,  execute,  acknowledge,  deliver  and  file  Forms  3, 4 and 5
(including  any  amendments  thereto)  with  respect  to the  securities  of any registered closed-end company for which an affiliate of Franklin Resources, Inc.
is an investment  adviser thereto (each a "Reporting  Entity"),  with the United
States Securities and Exchange Commission, any national securities exchanges and the Reporting Entity,  as considered  necessary or advisable under Section 16(a)
of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

     2.  seek  or  obtain,  as  the  undersigned's  representative  and  on  the undersigned's  behalf,  information on  transactions  in the Reporting  Entity's securities  from any third  party,  including  brokers,  employee  benefit  plan administrators  and trustees,  and the  undersigned  hereby  authorizes any such person to release any such  information  to the  undersigned  and  approves  and ratifies any such release of information; and

     3.  perform  any  and  all  other  acts  which  in the  discretion  of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

     The undersigned acknowledges that:

     1. this Limited Power of Attorney  authorizes,  but does not require,  each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

     2. any  documents  prepared  and/or  executed by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Limited Power of Attorney will be in
such  form  and  will  contain  such   information   and   disclosure   as  such
attorney-in-fact, in his or her discretion, deems necessary or desirable;

     3. neither the Reporting Entity nor any of such  attorneys-in-fact  assumes
(i) any  liability  for the  undersigned's  responsibility  to  comply  with the requirements  of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such  requirements,  or (iii) any obligation or liability of the undersigned for profit  disgorgement  under Section 16(b) of the Exchange
Act; and

     4. this Limited  Power of Attorney  does not relieve the  undersigned  from responsibility  for  compliance  with the  undersigned's  obligation  under  the
Exchange Act,  including  without  limitation the reporting  requirements  under
Section 16 of the Exchange Act.

     The   undersigned   hereby   gives  and  grants   each  of  the   foregoing
attorneys-in-fact  full power and  authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the  foregoing  matters as fully to all intents and purposes as the  undersigned
might  or  could  do  if   present,   hereby   ratifying   all  that  each  such
attorney-in-fact of, for and on behalf of the undersigned,  shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

     This Limited Power of Attorney  shall remain in full force and effect until revoked  by  the  undersigned  in  a  signed  writing  delivered  to  each  such attorney-in-fact.

     IN WITNESS  WHEREOF,  the  undersigned  has caused  this  limited  Power of
Attorney to be executed as of this 14th day of July, 2005.

                                                /s/Rupert H. Johnson, Jr.
                                                Signature

                                                Rupert H. Johnson, Jr.
                                                Print Name